SEI DAILY INCOME TRUST ("SDIT")

Government Fund

Supplement Dated November 4, 2022
to the Government Fund Class F Shares Summary Prospectus Dated May 31, 2022
(the "Summary Prospectus")

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, and should be read in conjunction with the Summary Prospectus.

Effective on or about January 17, 2023, (i) Class F Shares of the Government Fund will be renamed "Institutional" Shares and (ii) shareholder eligibility and investment minimums for the Government Fund will be amended.

Accordingly, effective on or about January 17, 2023:

1.  All references to "Class F Shares" of the Government Fund are revised to "Institutional" shares in the Summary Prospectus.

2.  The first sentence in the "Purchase and Sale of Fund Shares" section is hereby deleted and replaced with the following:

The minimum initial investment for Institutional shares is $100,000 with minimum subsequent investments of $1,000.

There are no other changes to the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1428 (11/22)